Liquidity	6 Months Ended
Jun. 30, 2018
Borrowings [Abstract]
Liquidity

LIQUIDITY

The Treasury function is responsible for raising finance for the Group, managing the Group’s cash resources and the financial risks arising from underlying operations. All these activities are carried out under defined policies, procedures and limits.

The Group has targeted an average centrally managed bond maturity of at least five years with no more than 20% of centrally managed debt maturing in a single rolling year. As at 30 June 2018, the average centrally managed debt maturity of bonds was 9.2 years (30 June 2017: 8.5 years; 31 December 2017: 9.2 years) and the highest proportion of centrally managed debt maturing in a single rolling 12-month period was 14.0% (30 June 2017: 19.7%; 31 December 2017: 13.2%).

The Group continues to maintain investment-grade credit ratings, with ratings from Moody’s/S&P at Baa2 (stable outlook)/BBB+ (stable outlook) respectively. The strength of the ratings has underpinned debt issuance and the Group is confident of its ability to successfully access the debt capital markets. All contractual borrowing covenants have been met and none are expected to inhibit the Group’s operations or funding plans.

It is Group policy that short-term sources of funds (including drawing under both the US$4 billion and £3 billion euro commercial paper programmes) are backed by undrawn committed lines of credit and cash.

In July 2018, the Group exercised a one-year extension option for the £3 billion 364-day revolving credit facility, extending the final maturity to 2019. The Group also has access to a £3 billion revolving credit facility with a maturity date in 2021. These facilities were undrawn at 30 June 2018.